EXHIBIT 3.38

ARTICLES OF ORGANIZATION

OF

LDS DAZZLE, L.L.C.

The undersigned, for the purposes of forming a Limited Liability Company under the Arizona Limited Liability Act (the “Act”), hereby makes, acknowledges and files the following Articles of Organization”

ARTICLE I.

Name and Registered Office

The name of the Limited Liability Company is LDS Dazzle, L.L.C.  Its registered office is located at 1201 South Alma School Road, Suite 8000, Mesa, Arizona 85210.

ARTICLE II.

Registered Agent

The name and address of the Limited Liability Company’s registered agent in the State of Arizona is W.A.S. Inc., 1707 East Highland, Suite 190, Phoenix, Arizona  85016.

ARTICLE III.

Duration

The Limited Liability Company shall have perpetual existence.

ARTICLE IV.

Management

Management of the Limited Liability Company is reserved to the Members.

ARTICLE V.

Names and Addresses of the Members

The names and addresses of the Members of the Limited Liability Company are as follows:

1

NAME	ADDRESS

Harry Tahiliani, Trustee of the Future Trust U/T/A dated August 8, 2000	1201 South Alma School Rd., #8000 Mesa, Arizona 85210

Mark and Angela M. Tahiliani, Trustees of the Kapaw Trust U/T/A dated August 8, 2000	1201 South Alma School Rd., #8000 Mesa, Arizona 85210

IN WITNESS WHEREOF, the undersigned has hereunto subscribed his name on the 31st day of January, 2001.

/s/ Jeff Schneidman
JEFF SCHNEIDMAN

The undersigned domestic corporation, having been designated to act as a Statutory Agent, hereby consents to act in that capacity until removal or resignation is submitted in accordance with the Arizona Revised Statutes.

W.A.S., INC., an Arizona corporation

By:	/s/ John Schneider
John Schneider, Secretary

2

When filed return to:

Steven Elowitz
Radcliff Technologies
1201 South Alma School Road
Suite 9500
Mesa, Arizona 85210

AMENDMENT TO ARTICLES OF ORGANIZATION OF LDS DAZZLE, L.L.C.

1.                                      I, the undersigned, being a managing member of LDS Dazzle, L.L.C., hereby amend the Articles of Organization of LDS Dazzle L.L.C., pursuant to the Arizona Limited Liability Company Act A.R.S. 29-601 et seq. As follows:

2.                                     The initial Articles of Organization of the Company were filed on February 1, 2001 under the name LDS Dazzle, L.L.C.

3.                                      NAME:  By this Amendment the name of this limited liability company is hereby changed from:  LDS Dazzle, L.L.C. to:

Zencon Technologies, L.L.C.

The remaining provisions of the original Articles of Organization shall remain in full force and effect.

Dated this 19th day of April, 2001.

Manager:
Harry Tahiliani/Trustee of the Future Trust U/T/A dated August 8, 2000

/s/ Harry Tahiliani
Harry Tahiliani

SECOND ARTICLES OF AMENDMENT TO

THE ARTICLES OF ORGANIZATION OF

ZENCON TECHNOLOGIES, L.L.C.

Pursuant to the provisions of Section 29-633, Arizona Revised Statutes, the undersigned limited liability company adopts the following Second Articles of Amendment to its Articles of Organization:

I.

The name of the limited liability company is:

ZENCON TECHNOLOGIES, L.L.C.

II.

The initial Articles of Organization of the limited liability company were filed on February 1, 2001 and an Amendment was filed thereto on April 20, 2001.

III.

Article V of the Articles of Organization is hereby amended to read as follows:

“ARTICLE V.

Name and address of the Sole Member

The name and address of the Sole Member of the Limited Liability Company is as follows:

NAME	ADDRESS

Harry Tahiliani, Trustee of the Future Trust U/T/A dated August 8, 2000	1201 South Alma School Rd., #8000 Mesa, Arizona 85210”

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IN WITNESS WHEREOF, the foregoing amendment is executed as of the 1st day of April, 2001.

ZENCON TECHNOLOGIES, L.L.C., an Arizona limited liability company

By:	FUTURE TRUST U/T/A dated August 8, 2000
Its:	Member

	By:	/s/ Harry Tahiliani
Harry Tahiliani, Trustee

2

LIMITED LIABILITY COMPANY

STATEMENT OF CHANGE
OF
KNOWN PLACE OF BUSINESS OR STATUTORY AGENT

FILING FEE $5.00 (pursuant to A.R.S. §29-851)

NOTE:  It is critical that the Corporation Commission receive information about the existing (old) official address and/or agent data as well as the new address or agent data.  Please check with our Records Section, (602) 542-3026 or our web site, www.cc.state.az.us/corp to obtain the correct information.

1.                                      The exact name of the Limited Liability Company (LLC) on file with the Arizona Corporation Commission (ACC) is: ZENCON TECHNOLOGIES, L.L.C.

2.                                      The ACC File number is:           L-097751-6

3.                                      The registered address currently (old) on file with the ACC is:

1707 E HIGHLAND #190

PHOENIX, AZ 85016

4.                                      The name and address of the current statutory agent on file with the ACC is:

WAS INC

1707 E HIGHLAND #190

PHOENIX, AZ 85016

(A)☒                 The registered address in ARIZONA is to be changed.  The street address of the new (now, or in the near future) registered address is:

1850 North Central Avenue, Suite 1160

Phoenix AZ 85004

(B)☐                   Foreign Limited Liability Companies only:

The address of the office required to be maintained in the state or country in which the LLC was organized is to be changed.  The new foreign address is:

6.                                      (A)☒                 The statutory agent in ARIZONA is to be changed.

The name and address of the new statutory agent in ARIZONA is:

National Registered Agents, Inc.

1850 North Central Avenue, Suite 1160

Phoenix AZ 85004

1

Corporation Name:  ZENCON TECHNOLOGIES, L.L.C.    File Number:  L-097751-6

(B)☒                 The address of the statutory agent in ARIZONA is to be changed.
The new address of the statutory agent is:

1850 North Central Avenue, Suite 1160

Phoenix AZ 85004

and the statutory agent has given the LLC written notice of this change.

ARS§ 29-605 requires that changes to limited liability companies be executed by a member/manager of the LLC, whose file is to be changed.

DATED this 26 day of August, 2003

ZENCON TECHNOLOGIES, L.L.C.
[Name of LLC]

By	/s/ Harry Tahiliani

	HARRY TAHILIANI	Manager
	[Print Name]	[Title]

[Signatory Agent]*
*(Statutory Agent must sign only if changing address.

If the agent has a P.O. Box, then they must also provide a physical location/address where service of process on the corporation can occur.  Also, personal mail boxes (PMB) are unacceptable for a physical address, but fine for a mailing address.

Acceptance of Appointment
By Statutory Agent**

The undersigned hereby acknowledges and accepts the appointment as statutory agent of the above-named corporation effective this 29 day of August, 2003

Signature:	/s/ Scott Boyer
Printed Name:	Scott Boyer, Assistant Secretary
National Registered Agents, Inc.

**(required only if a new statutory agent is being appointed)

2

AMENDMENT TO ARTICLES OF
ORGANIZATION OF
ZENCON TECHNOLOGIES, LLC

1.              I, the undersigned, being the managing member of Zencon Technologies, L.L.C., hereby amend the Articles of Organization of Zencon Technologies, L.L.C., pursuant to the Arizona Limited Liability Company Act A.R.S. 29-61 et seq.  As follows:

2.              The initial Articles of Incorporation of the company were filed on February 1, 2001 and an Amendment was filed on April 20, 2001.

3.              Article V. Management:  By this Amendment the business address of the sole member of this limited liability company is hereby changed from:

Harry Tahiliani
Trustee of the Future Trust U/TA
Dated August 8, 2000
1201 South Alma School Road, #8000
Mesa, AZ  85210

To:

Harry Tahiliani
Trustee of the future Trust U/TA
Dated August 8, 2000
23 South Arizona Place
Suite 520
Chandler, AZ  85225

In Witness Whereof, the foregoing amendment is executed as of this 13th day of November, 2003.

ZENCON TECHNOLOGIES
An Arizona Limited Liability Company

By:	FUTURE TRUST U/T/A dated August 8, 2000
Its:	Member

By:
Harry Tahiliani, Trustee

AMENDMENT OF
ARTICLES OF ORGANIZATION

ZENCON TECHNOLOGIES, L.L.C.
A LIMITED LIABILITY COMPANY

1.                                      Name:  The name of the limited liability company (“Company”) is ZENCON TECHNOLOGIES, L.L.C.

2.                                      Date of Filing:  The Initial Articles of Organization were filed on February 1, 2001.

3.                                      Amendment:  The initial Articles of Organization are being amended to reflect a change in Members, resulting in a change in percent of ownership for one or more Members.  The following Members own a twenty percent (20%) or greater interest in the capital or profile of the Company:

FAIRBANKS INVESTMENTS, LP
25 S. Arizona Place, Ste. 520
Chandler, Arizona 85225

The initial Articles are further amended to reflect a change in the manager.  Management of the limited liability Company is vested in a manager.  The name and address of the manager is:

FAIRBANKS MANAGEMENT, LLC
25 S. Arizona Place, Ste. 520
Chandler, Arizona 85225

The initial Articles of are further amended to reflect a change in the Statutory Agent.  The name and address of the Statutory Agent is:

RICHARD E. DURFEE, JR.
1423 S. Higley Road, Ste. 127
Mesa, Arizona 85208

EXECUTED this 10 day of May 1004

FUTURE TRUST, dated May 1, 2004,
Member

HARRY TAHILIANI, Trustee

STATEMENT OF CHANGE OF KNOWN
PLACE OF BUSINESS AND OF
STATUTORY AGENT

OF

ZENCON TECHNOLOGIES, L.L.C.

(an Arizona limited liability company)

To the Arizona Corporation Commission
State of Arizona

Pursuant to the provisions of the Arizona Limited Liability Company Act, the limited liability company hereinafter named delivers the following statements:

1.              The name of the limited liability company is ZENCON TECHNOLOGIES, L.L.C.

2.              The ACC file number is: L-097751-6.

3.              The present address of the known place of business of the limited liability company in the State of Arizona is as follows:  1850 N. Central Avenue, Suite 1160, Phoenix, AZ  85004.

4.              The registered agent of the limited liability company hereby changes the address of is known place of business in the State of Arizona to 638 North Fifth Avenue, Phoenix, AZ 85003.

5.              The name and address of the present statutory agent of the limited liability company in the State of Arizona are as follows;  National Registered Agents, Inc., 1850 N. Central Avenue, Suite 1160, Phoenix, AZ  85004.

6.              The registered agent of the limited liability company hereby changes the aforesaid address of the known place of business of the corporation in the State of Arizona and statutory address as follows:

A.            The new address of the known place of business of the limited liability company in the State of Arizona is as follows:  638 North Fifth Avenue, Phoenix, AZ  85003

B.            The name and new address of the limited liability company’s statutory agent in the State of Arizona are as follows:

Name	Address

National Registered Agents, Inc.	638 North Fifth Avenue Phoenix, AZ 85003 County of Maricopa

7.              The limited liability company has been given written notice of the change.

Dated: June 28, 2005

National Registered Agents, Inc.

By:
Dennis e. Howarth, President

ARTICLES OF AMENDMENT OF
ARTICLES OF ORGANIZATION
OF
ZENCON TECHNOLOGIES, L.L.C.

FIRST:	The name of the limited liability company is ZENCON TECHNOLOGIES, L.L.C.

SECOND:	Attached hereto as Exhibit A is the text of the amendment.

DATED as of this 22 of May, 2007.

ZENCON TECHNOLOGIES, L.L.C.

By:	Zencon Holdings Corporation
Its:	Manager

By:	/s/ Sharon Matthews
Name:	Sharon Matthews
Title:	Chief Executive Officer

EXHIBIT A

Article II is amended in its entirety to read as follows:

“The name and street address of the limited liability company’s statutory agent in Arizona is CT Corporation System 2394 East Camelback Road, Phoenix, AZ  85016.

Article IV is amended in its entirety to read as follows:

“Management of the limited liability company is vested in a manager or managers.  The name and address of each person who is manager of the limited liability company is Zencon Holdings Corporation, a Delaware corporation, 25 South Arizona Place, #520, Chandler, AZ  85225.”

Article V is amended in its entirety to read as follows:

“The name and address of each person who is a member of the limited liability company and owns a 20% or greater interest in the capital or profits of the limited liability company is:  Zencon Holdings Corporation, a Delaware corporation, 25 South Arizona Place, #320, Chandler, AZ  85225.”

Acceptance of Appointment
By Statutory Agent

The undersigned hereby acknowledges and accepts the appointment as statutory agent of Zencon Technologies, L.L.C., effective this 24th day of May, 2007.

CT Corporation System

Signature:	/s/ Mark Holloway

Name:	Mark Holloway, Asst. Secretary

ARTICLES OF AMENDMENT OF
ARTICLES OF ORGANIZATION
OF
ZENCON TECHNOLOGIES, L.L.C.

FIRST:	The name of the limited liability company is ZENCON TECHNOLOGIES, L.L.C.

SECOND:	Attached hereto as Exhibit A is the text of the amendment.

DATED as of this 22nd of May, 2007.

ZENCON TECHNOLOGIES, L.L.C.

By:	Fairbanks Management, LLC
Its:	Manager

By:	/s/ Sharon Matthews
Harry Tahiliani, Trustee of Harry T. Trust, u/t/a dated November 16 2005, as amended
Title:	Member

EXHIBIT A

Article IV is amended in its entirety to read as follows:

“Management of the limited liability company is vested in a manager or managers.  The name and address of each person who is manager of the limited liability company is Fairbanks Management, LLC, an Arizona limited liability company, 25 South Arizona Place, #520, Chandler, AZ  85225.”

Article V is amended in its entirety to read as follows:

“The name and address of each person who is member of the limited liability company and their percentage interest in the capital or profits of the limited liability company is:

Member	Address	Percent

Fairbanks Investments, LP, an Arizona limited partnership	25 South Arizona Place, #520 Chandler, AZ 85225	85%

Spencer Piller and Pamela Leigh Piller, Co-Trustees of Piller Family Trust, u/d/a dated 1/15/05, as amended:	25 South Arizona Place, #520 Chandler, AZ 85225	15%

Articles of Merger
of
ZMS, LLC
a Delaware Limited Liability Company
with and into
Zencon Technologies L.L.C.,
an Arizona Limited Liability Company

1.                                      The names of the business entities that are parties to the merger are as follows:  The name of the surviving business entity is Zencon Technologies, L.L.C., an Arizona limited liability company (the “Surviving Business Entity”).  The name of the merging business entity is ZMS, LLC, a Delaware limited liability company (the “Merging Business Entity”).  The Surviving Business Entity and the Merging Business Entity shall be referred to herein as the “Constituent Business Entities.”

2.                                      The plan of merger is on file at 25 South Arizona Place, #520, Chandler, Arizona 85225, the principal place of business of the Surviving Business Entity.  A copy of the plan of merger will be furnished by the Surviving Business Entity upon request, without cost, to any person who holds an interest in a Constituent Business Entity.

3.                                      Each Constituent Business Entity approved the plan of merger in the manner provided by law.

IN WITNESS WHEREOF, the undersigned have executed these Articles of Merger as of this 22 day of May, 2007.

ZENCON TECHNOLOGIES, L.L.C., an Arizona limited liability company		ZMS, LLC, a Delaware limited liability company By: Zencon Holdings Corporation
By: Fairbanks Management, LLC		Its: Sole Member
Its: Manager

By:	/s/ Harry Tahiliani	By:	/s/ Sharon Matthews
	Harry Tahiliani, Trustee of Harry T. Trust, u/t/a dated November 16, 2005, as amended	Name:	Sharon Matthews
		Title:	Chief Executive Officer

Title:	Member

ARTICLES OF AMENDMENT OF
ARTICLES OF ORGANIZATION
OF
ZENCON TECHNOLOGIES, L.L.C.

FIRST:	The name of the limited liability company is ZENCON TECHNOLOGIES, L.L.C.

SECOND:	Attached hereto as Exhibit A is the text of the amendment.

DATED as of this 25th day of October, 2007.

ZENCON TECHNOLOGIES, L.L.C.

By:	Zencon Holdings Corporation
Its:	Manager

By:	/s/ Joan Meyers
Name:	Joan Meyers
Title:	Chief Executive Officer

EXHIBIT A

Article I is amended in its entirety to read as follows:

“The name of the limited liability company is People Media, LLC.”